Exhibit 99.1

Zura Bio Limited Announces Closing of Business Combination with JATT Acquisition Corp

•	Zura Bio Limited to trade on Nasdaq as a clinical-stage biotechnology company focused on immunology
•	Business combination results in approximately $65 million in gross cash proceeds to support research and development initiatives and potential future acquisitions
•	Combined company to trade on Nasdaq under ticker “ZURA” commencing March 21, 2023

San Diego, Ca. – March 21, 2023 – Zura Bio Limited (“Zura”), a multi-asset clinical-stage biotechnology company focused on developing novel medicines for immune and inflammatory disorders, today announced the closing of its business combination with JATT Acquisition Corp, a special purpose acquisition company (NYSE: JATT) (“JATT”), on March 20, 2023. The business combination was approved on March 16, 2023 by JATT’s shareholders. Upon the completion of the business combination, JATT changed its name to Zura Bio Limited, and beginning on March 21, 2023, the ordinary shares and warrants of the combined company are expected to begin trading under the new ticker symbols, “ZURA” and “ZURAW,” respectively, on the Nasdaq Capital Market.

Net proceeds from the business combination and the private placement of ordinary shares of JATT will be used to fund operations, including the clinical development of pipeline candidates ZB-168 and torudokimab.

The combined company will be led by a team of biotechnology entrepreneurs and pharmaceutical industry veterans, including former members of the leadership team of Arena Pharmaceuticals. Dr. Someit Sidhu leads the combined company as Chief Executive Officer and Amit Munshi serves as Non-executive Chairman of the Board of Directors. Dr. Sidhu commented, “This is an important milestone for our company and investors. I am eager to work alongside the proven and experienced leadership at Zura Bio as we collectively build the next immunology leader. This transaction allows us to progress our multi-asset pipeline targeting important immunology pathways, including IL7, TSLP and IL33, with best-in-class potential to help patients in need of new therapies.”

Amit Munshi, Chairman, added, “Putting together a talented and experienced team alongside assets with differentiated attributes, established safety profiles and representing clinically validated mechanisms is a potent combination. The Board of Directors is excited to partner with this management team to drive excellence in clinical development and execution as we bring value to patients and shareholders alike.”

Advisors

Raymond James & Associates, Inc. and its affiliates (together, “Raymond James”) acted as financial advisor to JATT, including in connection with the aforementioned private placement of securities by JATT. Chardan acted as capital markets advisor to JATT. Loeb & Loeb LLP acted as legal advisor to JATT, and Maples and Calder (Cayman) LLP acted as Cayman Islands legal counsel to JATT. McDermott Will & Emery LLP acted as legal advisor to Zura, and Ogier LLP acted as Cayman Islands legal counsel to Zura. Paul Hastings LLP acted as legal counsel to Raymond James.

About Zura

Zura is a clinical-stage biotechnology company advancing immunology assets into Phase 2 development programs, including ZB-168 and torudokimab. ZB-168 is an anti IL7R α inhibitor that has the potential to impact diseases driven by IL7 and TSLP biological pathways. Zura aims to develop a portfolio of therapeutic indications for ZB-168 which build on existing Phase 1b data in Type 1 Diabetes demonstrating a favorable safety profile and strong biological rationale. Torudokimab is a fully human, high affinity monoclonal antibody that neutralizes IL33 and is currently at the Phase 2 clinical development stage.

About JATT

Prior to the business combination, JATT was a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The focus of the team was to pursue a business combination within the life sciences and biotechnology sectors. Management was led by Dr. Someit Sidhu, Chairman and Chief Executive Officer, and Verender S. Badial, Chief Financial Officer.

Forward Looking Statements Disclaimer

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the business combination between JATT and Zura. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem,” “seek,” “outlook” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this communication. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements include, without limitation, Zura’s and JATT’s expectations with respect to anticipated financial impacts of the business combination. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of JATT’s Annual Report on Form 10-K and initial public offering prospectus, and its subsequent Quarterly Reports on Form 10-Q. In addition, there will be risks and uncertainties described in the Registration Statement on Form S-4, as amended, and other documents filed by JATT from time to time with the Securities and Exchange Commission (the “SEC”). These filings would identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Many of these factors are outside Zura’s and JATT’s control and are difficult to predict. Many factors could cause actual future events to differ from the forward-looking statements in this communication, including but not limited to: (1) the outcome of any legal proceedings that may be instituted against JATT or Zura following the business combination; (2) volatility in the price of the combined company’s securities; (3) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (4) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (5) costs related to the business combination; (6) changes in the applicable laws or regulations; (7) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (8) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which the combined company operates; (9) the impact of the global COVID-19 pandemic; (10) the potential inability of the combined company to raise additional capital needed to pursue its business objectives or to achieve efficiencies regarding other costs; (11) the enforceability of combined company’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; and (12) other risks and uncertainties described in JATT’s Registration Statement on Form S-4, as amended, its initial public offering prospectus, its subsequent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and such other documents filed by JATT from time to time with the SEC. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. Zura and JATT caution that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Neither Zura nor JATT gives any assurance that the combined company will achieve its expectations. None of Zura or JATT undertakes or accepts any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws.

Zura Contact

Zura Bio Limited & Investors:

Kim Davis

General Counsel

Email: info@zurabio.com

Website: www.zurabio.com

Media:

Triquartista Consulting

Chris Wilson

Email: chris@trequartistaconsulting.com